EXHIBIT 10.48


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of August 1, 2003, by and among BRIAZZ, INC. (the "Company"), and the persons whose signatures appear on the signature pages to this Agreement (the "Purchasers").

                                    RECITALS
                                    --------

     Pursuant to a Securities Purchase Agreement dated as of May 28, 2003, as amended on August 1, 2003 (as so amended, the "Purchase Agreement"), the Purchasers purchased non-convertible promissory notes (the "Notes") and shares of the Series F Preferred Stock (the "Preferred Stock") of the Company convertible into shares of Common Stock of the Company.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Definitions.
     -----------

     For purposes of this Agreement:

     (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

     (b) The term "Registrable Securities" means the Common Stock issuable or issued upon conversion of the Preferred Stock (including Common Stock issued pursuant to stock splits, stock dividends and similar distributions) and any securities added pursuant to Section 14, excluding, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned;

     (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then convertible securities which are, Registrable Securities;

     (d) The term "Registration Statement" shall mean any registration statement under the Act that includes Registrable Securities;

     (e) The term "Holder" means any Purchaser and any permitted transferees under the terms of this Agreement or the Purchase Agreement;


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     (f) The term "affiliate"  shall mean with respect to any person,  any other person which directly or indirectly, by itself or through one or more intermediaries, controls, or is controlled by, or is under direct or indirect common control with, such person;

     (g) The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and

     (h) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

2.   Demand Registration.
     -------------------

     If the Company shall receive, at any time after the date of this Agreement, a written request (a "Demand") from the Holders of at least 25% of the Registrable Securities then outstanding that the Company file a registration statement (other than on Form S-3) under the Act covering the registration of at least 25% of the Registrable Securities then outstanding, then the Company shall give written notice of such request (the "Notice of Demand") to all Holders and shall, subject to the limitations set forth below, use its best efforts to effect as soon as practicable the registration under the Act of all Registrable Securities that the Holders request to be registered in (a) the Demand or (b) a written request given within twenty (20) days of the mailing of the Notice of Demand by the Company. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2, a certificate signed by the Chief Executive Officer or other responsible officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, including a majority of the directors designated by Purchasers, it would be seriously detrimental to the Company and its shareholders for such registration statement (or any amendment thereto) to be filed and it is therefore essential to defer the filing of such registration statement (or any amendment thereto), the Company shall have the right to defer such filing for a period of not more than ninety (90) additional days; provided, however, that the Company shall only be able to defer any Demand one (1) time in any 24-month period. In addition, the Company shall not be required to file a registration statement pursuant to this Section 2 if (a) if the Holders, together with the Holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $300,000 or (b) if the Company has, within 180 days preceding the date of such request, already effected a registration for the Holders pursuant to this
Section 2. The Company is obligated to effect only three registrations pursuant to this Section 2.

3.   Company Registration
     --------------------

     If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any


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of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock-based incentive plan), the Company shall, at each such time, promptly give each Holder written notice of such registration. The Company shall include in such registration, subject to the provisions set forth below, all the Registrable Securities then outstanding and specified in a written request or requests made by Holders within fifteen
(15) days after the date of the written notice by the Company of such registration. A Holder's written request may specify that all or a portion of such Holder's Registrable Securities be registered in the registration.

4.   Obligations of the Company.
     --------------------------

     Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) furnish to each Stockholders, prior to the filing thereof with the Commission, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the prospectus included therein and shall afford the Stockholders and its counsel, if any, a reasonable opportunity within a reasonable time period to review and comment on copies of all such documents (including a reasonable opportunity to review copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed;

     (b) file with the SEC a Registration Statement under the Act on Form S-1, Form S-3 or such other form, as required by the applicable provision of this Agreement, as is appropriate to register the resale of Registrable Securities by the selling Holders;

     (c) use its best efforts, subject to receipt of necessary information from the selling Holders, to cause such Registration Statement to become effective as promptly after filing as practicable;

     (d) take such action as may be reasonably necessary so that: (A) the Registration Statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference) complies in all material respects with the Act and the Exchange Act and the respective rules and regulations thereunder, (B) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) any prospectus forming part of the Registration Statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading

     (e) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to


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keep such Registration Statement effective until the earlier to occur of (i) 180 days after the effective date of the Registration Statement, as adjusted pursuant to Section 5(c) below or (ii) such time as each Holder named in the Registration Statement either (A) no longer holds or has the right to receive any of the Registrable Securities registered therein or (B) has had its rights under this Agreement terminated pursuant to Section 15 hereof;

     (f) furnish, without charge, to the selling Holders with respect to the Registrable Securities registered on the Registration Statement (and to each underwriter, if any, of such Registrable Securities) such number of copies of the Registration Statement, prospectus and supplements to the prospectus contained therein and such other documents as the selling Holders or underwriter may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the selling Holders; provided, however, that (x) such one hundred eighty (180) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (y) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred eighty
(180) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further, that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

     (g) use its best efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (h) promptly notify the selling Holders of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

     (i) promptly notify the selling Holders of any request by the SEC after the Registration Statement has become effective for the amending or supplementing of the Registration Statement or prospectus or for additional information;

     (j) prepare and file with the SEC, promptly upon the request of any selling Holder, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for such selling Holder are required under the Act or the rules and regulations


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thereunder in connection with the distribution of Registrable Securities by such selling Holder, unless counsel for the Company is of the reasonable opinion that such amendment or supplement is not so required;

     (k) prepare and promptly file with the SEC and promptly notify the selling Holders of the filing of such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (l) advise the selling Holders promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

     (m) if such registration includes an underwritten public offering or upon written request by any selling Holder or group of selling Holders whose Registrable Securities shall be included in such Registration Statement with an aggregate market value at the date of such request exceeding $500,000, furnish on the effective date of the Registration Statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the selling Holder or Holders making such request, covering such matters as such underwriters and selling Holder or Holders may reasonably request and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters and selling Holder or Holders, covering such matters as such underwriters and selling Holder or Holders may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Act;

     (n) otherwise comply with all applicable rules and regulations of the SEC;

     (o) cause all the Registrable Securities covered by such Registration Statement to be listed or quoted on any stock exchange or quotation system on which the Company's Common Stock is listed or quoted, to the extent not already then listed or quoted;

     (p) (i) furnish the Holders, at the Company's expense, on a timely basis with certificates free of any restrictive legends representing ownership of the Registrable Securities


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being  sold  in  such   denominations  and  registered  in  such  names  as  the
Stockholders shall request and (ii) instruct the transfer agent and registrar of the Registrable Securities to release any stop transfer orders with respect to the Registrable Securities;

     (q) provide a transfer agent and registrar for all Registrable Securities covered by such Registration Statement and a CUSIP number for all such Registrable Securities to the extent not already provided, in each case not later than the effective date of such registration;

     (r) provide the selling Holders and any underwriters of Registrable Securities a reasonable opportunity to perform due diligence concerning the Company, including a reasonable opportunity to interview officers and employees of the Company and to review documents relating to the Company;

     (s) make available its officers and employees and otherwise provide reasonable assistance (taking into account the needs of the Company's business) to any underwriters of Registrable Securities in their marketing of Registrable Securities; and

     (t) cooperate with each selling Holder and each underwriter in connection with the filing required to be made with NASD.

     (u) use its reasonable best efforts to take all other steps commercially reasonably necessary to effect the registration, offering and sale of the Registrable Securities covered by a Registration Statement contemplated hereby and enter into any other customary agreements and take such other actions as are commercially reasonably required in order to expedite or facilitate the disposition of such Registrable Securities and the Company shall secure the participation of its senior management for such purposes.

5.   Limitations; Agreements of Holders.
     ----------------------------------

     (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to any selling Holder that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably requested by the Company in effecting the registration of its Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.

     (b) The Company may at any time that it is eligible to do so, prepare and file an amendment or supplement to the Registration Statement or prospectus with the SEC and promptly notify the selling Holders of the filing of such amendment or supplement to the Registration Statement or prospectus as the Company may desire in order to effect the conversion of the Registration Statement from Form S-1 to Form S-3, or vice versa;

     (c) Each Holder agrees that, if so requested by the Company, it will not effect any offer or sale of shares pursuant to the Registration Statement, (i) for such time as may be


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reasonably  necessary in connection with a notice  provided  pursuant to Section
4(g) or 4(j) or a proposed supplement or amendment pursuant to Section 4(h) or 4(i) if the Company reasonably determines, in its sole discretion, that the existence of material nonpublic information regarding the Company or other circumstances make such activities inappropriate. Any period within the period provided for in Section 4(c)(i) during which the Company fails to keep the Registration Statement effective and usable for resales of the Registrable Securities, or requires pursuant to this subsection that the Holders not effect sales of shares pursuant to the Registration Statement, is hereafter referred to as a "Suspension Period." A Suspension Period shall commence on the date set forth in a written notice by the Company to the Holders that the Registration Statement is no longer usable for resales of shares or, in the case of a suspension pursuant to this subsection the date specified in the notice delivered by the Company pursuant to this subsection, and shall end on the date when each holder of shares covered by the Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by herein or is advised in writing by the Company that use of the prospectus or sales may be resumed. In the event that any Suspension Period occurs, the effective period under Section 4(c)(i) shall be extended by an amount of time equal to the Suspension Period.

     (d) Each Holder agrees that, if so requested by the Company, it shall keep the fact of any notification pursuant to Section 4(g), 4(j) or 5(c) and the contents of any such notification confidential.

6.   Expenses of Demand and Company Registration.
     -------------------------------------------

     All expenses (other than underwriting discounts and commissions) incurred in connection with registrations in which any Holders participate pursuant to Sections 2, 3 or 12 hereof, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company. In addition, the Company will pay the reasonable fees of one legal counsel to the Holders in any such registration. Notwithstanding the foregoing, in the event that a Holder or Holders withdraw a Demand for registration under Section 2, the Company shall have no obligations to pay any of the expenses incurred in connection with such registration unless the holders of a majority of the then outstanding Registrable Securities agree in writing to forfeit the right to one registration under Section 2; provided, however, that in the event that a withdrawal of a registration by the Holders is based upon material adverse information relating to the Company that is different from the information known to the Holders who made the Demand at the time of the Demand and the holders of a majority of the Registrable Securities held by such Holders with respect to such registration elect not to proceed with such registration, the Company shall be obligated for the expenses incurred in connection with such registration to the extent the Company would have borne such expenses under this Section 6 and such registration shall not be treated as a counted registration for purposes of this Section 6 hereof.

7.   Underwriting Requirements.
     -------------------------

     The Company shall not be required under Sections 3 or 12 to include any of the Holders'


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securities in an underwritten  offering of the Company's  securities unless such
Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, assuming usual and customary underwriting terms. Notwithstanding any other provisions of this Agreement, in the case of an underwritten offering in which Registrable Securities are to be included pursuant to Section 3, if the managing underwriter shall advise the Company in writing that the total number of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities, other than securities to be sold by the Company, that marketing factors allow, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes marketing factors allow (the securities so included to be reduced as follows: (i) first, all securities which are not Registrable Securities, securities covered by the Securities Purchase Agreement with Laurus Master Fund, LTD (the "Laurus Purchase Agreement") or securities covered by the Registration Rights Agreement dated August 15, 1997 (the "Registration Agreement") shall be excluded from the offering to the extent limitation on the number of shares included in the underwriting is required and
(ii) if further limitation on the number of shares to be included in the underwriting is required then second, the number of shares that may be included in the underwriting held by selling Holders, parties to the Laurus Purchase Agreement and parties to the Registration Agreement who propose to participate in the registration shall be reduced pro rata based on the total number of securities having registration rights under this Agreement, the Laurus Purchase Agreement or the Registration Agreement by such persons; provided that, in no event shall the number of securities requested to be registered by parties to the Registration Agreement be reduced below 20% of the aggregate shares to be offered in the registration unless such parties request that securities constituting less than 20% of the aggregate shares to be offered in the registration be registered, in which event, all such securities shall be included.

8.   Delay of Registration.
     ---------------------

     No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

9.   Indemnification.
     ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, agents, employees and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are


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based  upon  any  of  the   following   statements,   omissions  or   violations
(collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, partner, officer, agent, employee or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or controlling person.

     (b) To the extent permitted by law, each selling Holder severally and not jointly will indemnify and hold harmless the Company, each of its officers, directors, agents or employees, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such Registration Statement or any of its partners, agents, employees, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, partner, agent, employee, officer, controlling person, or underwriter, or other such Holder or director, officer, partner, agent, employee or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such partner, agent, employee, director, officer, controlling person, underwriter or other Holder, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that each selling Holder shall be liable, under this Section 9(b) for only that amount of losses, claims, damages and liabilities as does not exceed the net proceeds to such selling Holder as a result of such registration.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 9 to the extent materially prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

     (d) If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omissions.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

10.  Reports Under the Act.
     ---------------------

     With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

     (b) take such action as is necessary to enable the Holders to qualify the Company as a registrant whose securities may be resold pursuant to Form S-3;

     (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

     (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company as to its compliance with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

11.  Assignment of Registration Rights.
     ---------------------------------

     The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned only to a transferee receiving Common Stock or securities convertible or exercisable into at least 1,000,000 shares of the Common Stock of the Company from a Holder; and provided further, that such rights may not be assigned in connection with a sale of securities pursuant to registration under the Act or Rule 144 promulgated under the Act.

12.  Form S-3 Registration.
     ---------------------

     In case the Company shall receive from the Holders of at least twenty-five percent (25%) in interest of the Registrable Securities, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to Registrable Securities, the Company will:

     (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

     (b) as soon as practicable, effect such registration and all such reasonable qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 12: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the Holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $300,000; (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer, or other responsible officer, of the Company stating that in the good faith judgment of the Board of Directors of the Company, including a majority of the directors designated by Purchasers, such registration would be materially detrimental to the Company, and the Board of Directors of the Company, including a majority of the Directors designated by the Purchasers, concludes as a result that it is essential to defer the filling of such registration statement at such time, then the Company shall have the right to defer such filing of the registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 12; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; (v) if the Company has, within 180 days preceding the date of such request, already effected a registration for the Holders pursuant to Section 2, 3 or 12 or (vi) if the Company has already effected five registrations pursuant to this Section 12.

13.  Notices.
     -------

     All notices and other communications called for or required by this Agreement shall be in writing to the parties at their respective addresses stated on the signature page hereto, or to such other address as a party may subsequently specify and shall be deemed to have been received (i) upon delivery in person, (ii) upon the passage of seventy-two (72) hours following post by first class registered or certified mail, return receipt requested, with postage prepaid, (iii) upon the passage of twenty-four (24) hours following post by overnight receipted courier service, or (iv) upon transmittal by confirmed telex or facsimile provided that if sent by facsimile a copy of such notice shall be concurrently sent by certified mail, return receipt requested and postage prepaid, with an indication that the original was sent by facsimile and the date of its transmittal.

14.  Amendments and Waivers.
     ----------------------

     Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Holders representing at least a majority of the Registrable Securities then outstanding; provided, however, that any such amendment or waiver that is not equally applicable to all such Holders, or discriminates in a material way against any Holder, shall require the consent of the affected Holder. Notwithstanding the foregoing, each party to the Laurus Purchase Agreement or the Registration Agreement still possessing registration rights under the Laurus Purchase Agreement or the Registration Agreement may be added as a party to this Agreement by adding a signature page executed by such person, in which case such person shall be deemed a Holder hereunder and such person's Registrable Securities under the Laurus Purchase Agreement or the Registration Agreement shall be deemed Registrable Securities hereunder.

15.  Termination of Registration Rights.
     ----------------------------------

     The registration rights hereunder shall terminate on the earlier of (i) the tenth anniversary of the issuance of the Notes or (ii) such time as no Holder holds or has the right to receive upon conversion any Registrable Securities; provided, however, that the Company's obligations to maintain the effectiveness of Registration Statements filed prior to the termination of this Agreement shall survive the termination of this Agreement and such obligations shall instead terminate as set forth in Section 4(c). The registration rights hereunder shall sooner terminate with respect to any Holder upon the occurrence of any of the following: (i) such Holder may resell all of such Holder's Registrable Securities pursuant to Rule 144(k) under the Act, or (ii) such Holder may resell all of such Holder's Registrable Securities within a three-month period pursuant to Rule 144 under the Act.

16.  Severability.
     ------------

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

17.  Governing Law.
     -------------

     This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the state of New York, as applied to contracts made, executed and to be fully performed in such state by citizens of such state, without regard to its choice of law and conflict of laws rules. The parties hereto agree that the exclusive jurisdiction and venue for any action brought between the parties under this Agreement shall be the state and federal courts sitting in the Borough of Manhattan of the City of New York, and each of the parties hereby agrees and submits itself to the exclusive jurisdiction and venue of such courts for such purpose.

18.  Counterparts.
     ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.  Entire Agreement.
     ----------------

     This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.


                             BRIAZZ, INC.


                             By: /s/ Victor D. Alhadeff
                                 ----------------------------------
                                   Victor D. Alhadeff
                                   Chief Executive Officer, Chief Financial
                                   Officer, Chairman and Secretary

                             Address:  3901 7th Avenue S.
                                         Suite 200
                                         Seattle, Washington 98108





























               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                             INVESTOR:

                             DEUTSCHE BANK LONDON AG
                             acting through
                             DB ADVISORS, LLC



                             By: /s/ Glen MacMullin
                                 ----------------------------------
                             Print Name: Glen MacMullin
                             Print Title: Director
                             Address: 31 West 52nd St.
                                      NY, NY
                                      10019





























               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                             INVESTOR:

                             BRIAZZ VENTURE, L.L.C.



                             By: /s/ David L. Cotton
                                 ----------------------------------
                             Print Name: David L. Cotton
                             Print Title: Chief Financial Officer

                             Address:     212 North Sangamon, Suite 1-A
                                          Chicago, Illinois  60607
                                          Attn: David Cotton





























               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                             INVESTOR:

                             SPINNAKER INVESTMENT PARTNERS, L.P.



                             By: /s/ C.C. Matteson, Jr.
                                 ----------------------------------
                             Print Name: C.C. Matteson, Jr.
                             Print Title: Manager

                             Address:     2425 Post Rd., Suite 103
                                          Southport, Connecticut 06890
                                          Attn:  Charles C. Matteson, Jr.





























               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                             INVESTOR:

                             DELAFIELD HAMBRECHT, INC.



                             By: /s/ John D. Delafield
                                 ----------------------------------
                             Print Name:__________________________
                             Print Title:___________________________

                             Address:     701 Fifth Avenue, Suite 3800
                                          Seattle. Washington  98104
                                          Attn:  JD Delafield





























               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                             ADDITIONAL HOLDER PURSUANT TO
                             SECTION 14 OF AGREEMENT:

                             LAURUS MASTER FUND, LTD.



                             By: /s/ David Grin
                                 -----------------------------------------------
                             Print Name: David Grin
                             Title: Director

                             Address: c/o Ironshore Corporate Services Ltd.
                                P.O. Box 1234 G.T., Queensgate House,
                                South Church Street
                                Grand Cayman, Cayman Islands





























               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]